UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

MARVELL TECHNOLOGY GROUP LTD.

(Name of Registrant as Specified In Its Charter)

N/A

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 28, 2018 . MARVELL TECHNOLOGY GROUP LTD. Meeting Information Meeting Type: Annual Meeting For holders as of : May 09, 2018 Date: June 28, 2018 Time: 3:00 PM PDT Location: Marvell Semiconductor, Inc. 5488 Marvell Lane Santa Clara, CA 95054 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. 0000383215_1 R1.0.1.17

—Before You Vote— How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Form 10-K How to View Online: Have the information that is printed in the box marked by the arrow [GRAPHIC] (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com *If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow [GRPAHIC] (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 14, 2018 to facilitate timely delivery. —How To Vote— Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow [GRAPHIC] available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. 0000383215_2 R1.0.1.17

Voting items The Board of Directors recommends you vote FOR the following proposal(s): 1. Election of Directors Nominees 1a. Tudor Brown 1b. Richard S. Hill 1c. Oleg Khaykin 1d. Bethany Mayer 1e. Donna Morris 1f. Matthew J. Murphy 1g. Michael Strachan 1h. Robert Switz The Board of Directors recommends you vote FOR the following proposal(s): 2. An advisory (non-binding) vote to approve compensation of our named executive officers. 3. The appointment of Deloitte & Touche LLP as Marvell’s auditors and independent registered accounting firm, and authorization of the audit committee, acting on behalf of Marvell’s board of directors, to fix the remuneration of the auditors and independent registered accounting firm, in both cases for the fiscal year ending February 2, 2019. 0000383215_3 R1.0.1.17

Voting items Continued NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual General Meeting. Voting Instructions 0000383215_4 R1.0.1.17